SUPPLEMENT DATED DECEMBER 11, 2009

TO PROSPECTUSES DATED MAY 1, 2009
FOR SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information regarding changes to an investment option that is available under your Policy.

Effective immediately, the name of the following investment option will be changed:

Old Name	New Name

M Fund, Inc. - Turner Core Growth	M Fund, Inc. - M Large Cap Growth Fund

Effective immediately, any reference to Turner Investment Partners, Inc. in each prospectus listed above is replaced with the name of DSM Capital Partners LLC.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

M Fund Name Change 12/2009